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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): JULY 1, 1996
                                                           ------------


                                  SERAGEN, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-19855                  04-2662345
        --------                    -------                  ----------
     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.
     incorporation)


                 97 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code; (508) 435-2331

                                Page 1 of 6 pages
                             Exhibit Index on page 4
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ITEM 5. OTHER EVENTS.
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        The Registrant's pro forma balance sheet as of May 31, 1996 and the statement of operations for the five month period ended May 31, 1996, filed as
Exhibit 99.1 hereto, demonstrate the Registrant's compliance as of May 31, 1996 on a pro forma basis with the net tangible asset requirement for continued inclusion on the Nasdaq National Market. The information contained in Exhibit
99.1 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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(c)     Exhibit.

        99.1 The Registrant's Pro Forma Balance Sheet as of May 31, 1996 and Statement of Operations for the five month period ending May 31, 1996.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Seragen, Inc.
                                        -------------
                                        (Registrant)


   Date:  July 1, 1996                  /s/ Thomas N. Konatich
                                        ----------------------
                                        Thomas N. Konatich
                                        Vice President for Finance


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
                                  EXHIBIT INDEX
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

Exhibit                                                  Sequential
Number             Description                           Page Number
- ------             -----------                           -----------

99.1               The Registrant's Pro Forma Balance         5
                   Sheet as of May 31, 1996 and
                   Statement of Operations for the five
                   month period ending May 31, 1996



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